Globalscape Overview

We are **Globalscape**,
Leader in Managed File Transfer

James L. Bindseil, President & CEO
GlobalSCAPE, Inc.
February 5, 2015

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2013 calendar year, filed with the Securities and Exchange Commission on March 27, 2014.

Who is Globalscape?

- **We provide secure information exchange solutions to enterprise customers and consumers**
- Headquartered in San Antonio, Texas, with 105 full-time employees plus additional subcontractors
- Founded 1996; publicly traded on NYSE Amex under ticker symbol 'GSB'

Business Highlights

- Provide license software and cloud-based subscription services for enterprises and consumers
- Deliver consulting and professional engineering services to support license and cloud sales
- Global name recognition of CuteFTP® consumer solution
- Over 10,000 enterprise customers in over 150 countries; 2M licenses issued for CuteFTP®
- Recognized as leader and innovator in the Information Security and Managed File Transfer Sectors with Enterprise File Transfer™ (EFT)
- 92% maintenance and support renewals for our Enterprise Products
- Solution certifications include FIPS 140-2, U.S. Army Certificate of Networthiness, and Drummond AS/2
- Recognized as a top workplace by both national and regional publications – IT World, Computerworld, Texas Monthly, San Antonio Business Journal, and San Antonio Express-News

2015 Focus


Marketing Excellence
Product Innovation
Channel Expansion

Product Innovation - 2 Year Roadmap

Q1 15 | Q2 15 | Q3 15 | Q4 15 | Q1 16 | Q2 16 | Q3 16 | Q4 16

- EFT 7.1 - Workspaces
- EFT 7.2 - Acceleration
- ME 4.2 - Secure message
- WAFS 5.0 - Performance
- scConnect 1.0 – Secure Content Mobility launch

- EFT 7.3 - Event Rule Enhanced Automation

- EFT 7.4/scShare - Mail Express Integration
- WAFS 6.0 - Scalability, API, sync, and driver
- scConnect 1.1 – Folder Synchronization

- EFT 7.5 - scInsight
- WAFS 6 – Enhanced Administration and Compatability
- scConnect 1.2 - External device support

- EFT 7.6 – Geographically aware clustering

- EFT 8.0 - Branch Office Edition
- WAFS v6.1 - Business Intelligence UI, cache++ engine
- scConnect 1.3 - Workflow event rule integration

- EFT 8.1 – scGovern Web-based Administration

- EFT 8.2 - B2B Gateway
- scConnect 2.0 – Collaboration

Although every commercially viable effort will be made to ensure we achieve these objectives, roadmaps can and do change and this information is subject to change. All names, placements, and versions are placeholders and subject to change.

Multiple Revenue Opportunities

License
Maintenance & Support

Hosted Solution



On-Site & Self Managed
• Your software
• Your hardware
• Your employees
Off-Site & Self Managed
• Our software
• Our hardware
• Your employees
On-Site & Remotely Managed
• Your software
• Your hardware
• Our employees
Off-Site & Managed
• Our software
• Our hardware
• Our employees

License
Maintenance & Support
Professional Services

Managed Solution

Globalscape Clients have the benefit of consuming solutions however they require them

Enhance Marketing Programs
to Expand Solution Awareness

- Exponentially broader outbound reach
  - Digital demand capture initiatives
  - Geo-targeted SEO optimization
  - Key industry analyst relationships
  - Partnerships with ISV/Alliances
  - Social media initiatives
- Expanded product marketing
  - Buyer persona targeted content
  - World –class product launches
  - Customer centric messaging
  - New user experience focused website
  - Sales and partner enablement
- Segmented customer centric sales model
  - New customer acquisition focused
  - Enterprise sales based in region
  - Business development teams
  - Solution architect team
  - Customer retention team

Quarterly Demand (Pipeline) Growth


Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Q1 2015 data as of 2/3/15

The presence of pipeline is not a guarantee of future sales.

globalscape securely connected

www.globalscape.com

Expansion and Optimization of Channel

- Accelerate channel program enablement and engagement phases
  - Adding tiered designations based on partner investment and engagement
  - Correlated incentives and rewards
  - Formalized partner training programs
  - Created the channel technical account manager position to accelerate partner sales and technical training
  - Outsourced professional services with certified partners

- Dedicated channel marketing resources and budget
  - Joint marketing initiatives
  - Revamped partner portal
  - Partner branded content and collateral
  - Partner representative sales incentives
  - Partner volume rebates



Cumulative Signed Partners
Q114
Q214
Q314
Q414
Europe/APAC/Australia
Latin America
North America
Total

Denotes partners with which we have signed reseller agreements

EFT Workspaces

What are Workspaces?

Unique industry support for multiple protocols beyond typical HTTPS – FTP, FTPS, and SFTP

- Extends EFT's person-to-person (p2p) file sharing
- Allows authorized users to share their contents (folders) with users outside of the organization
- Invitees are registered into the system without involving IT, e.g. self-provisioned.
- Facilitates **secure** sharing and collaboration
- IT retains control through security policies and access permissions and has complete visibility

Only EFSS solution that truly supports versatile and extensible workflow automation


1. Invitation to shared folder
Firewall
2. Accept, Register, Access Data
Guest User
EFT Server
+ Workspaces
Authorized User
Directory Server

scConnect

- **What:** Enterprise Content Management, Sharing, Sync, and Collaboration
- **Employees**: can access their work files (desktop or file server) from home or mobile device
- **Employees**: Feels like cloud based "box" solutions but deployed in the enterprise.
- **Admins**: control over authentication, authorization, and security policies.
- **Admins**: data stored on prem. Everything audited and available to for review
- **Admins**: Flexible options, like two-factor, branded UIs

Your crown jewels stay where they belong, private in your environment



External Access
Internal Network & Access
HTTPS
Firewall
Authentication
IIS
HTTPS
Database
Active Directory

Public Cloud
User Experience

but with *your* Enterprise Security and no possibility of others impacting your security / privacy

Steady Growth


Revenue
30,000
25,000
20,000
15,000
10,000
5,000
-
2010
2011
2012
2013
2014


Net income excluding infrequent items
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2010
2011
2012
2013
2014

Strong Financial Position

Cash flow from operating and investing activities	
2013	$2.9 million
2014	$5.3 million
Cash and investments at December 31, 2014	$14.5 million
Working capital ratio excluding deferred revenue	6:1
Notes payable or long term debt	Zero
Quarterly dividend per share*	$0.015

* Commencing the second quarter of 2015. Initial cash dividend will be $0.015 per share with the applicable second quarter record and payment dates to be determined. Timing and amount of dividends to be paid in subsequent quarters will be determined on future dates by the Board of Directors

Any Questions?